INVESTOR FINANCIAL SUPPLEMENT
March 31, 2016

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of April 26, 2016
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Hartford Life Insurance Company	A-	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa2
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Operating Results by Segment	2
	Consolidated Statements of Operations	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Income Statements	8
	Property & Casualty Underwriting Ratios and Results	9
	Commercial Lines Underwriting Results	10
	Commercial Lines Underwriting Ratios	11
	Commercial Lines Supplemental Data	12
	Personal Lines Underwriting Results	13
	Personal Lines Underwriting Ratios	14
	Personal Lines Supplemental Data	15
	P&C Other Operations Underwriting Results	16

GROUP BENEFITS	Income Statements	17
	Supplemental Data	18

MUTUAL FUNDS	Income Statements	19
	Asset Value Rollforward - Assets Under Management By Asset Class	20

TALCOTT RESOLUTION	Financial Highlights	21
	Individual Annuity - Supplemental Data	22
	Individual Annuity - Account Value Rollforward	23

CORPORATE	Income Statements	24

INVESTMENTS	Investment Earnings Before Tax - Consolidated	25
	Investment Earnings Before Tax - Property & Casualty	26
	Net Investment Income	27
	Components of Net Realized Capital Gains (Losses)	28
	Composition of Invested Assets	29
	Invested Asset Exposures	30

APPENDIX	Basis of Presentation and Definitions	31
	Discussion of Non-GAAP and Other Financial Measures	32

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
HIGHLIGHTS
Net income	$323	$421	$381	$413	$467
Core earnings	$385	$445	$364	$389	$452
Total revenues	$4,391	$4,513	$4,562	$4,685	$4,617
Total assets	$227,493	$228,348	$231,453	$241,020	$246,960
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income	$0.81	$1.03	$0.92	$0.99	$1.11
Core earnings	$0.97	$1.09	$0.88	$0.93	$1.07
Diluted earnings per common share
Net income	$0.79	$1.01	$0.90	$0.96	$1.08
Core earnings	$0.95	$1.07	$0.86	$0.91	$1.04
Weighted average common shares outstanding (basic)	398.5	406.9	413.8	418.7	422.6
Dilutive effect of stock compensation	4.2	5.2	5.1	4.4	5.5
Dilutive effect of warrants	3.6	3.8	4.1	5.0	5.6
Weighted average common shares outstanding and dilutive potential common shares (diluted)	406.3	415.9	423.0	428.1	433.7
Common shares outstanding	395.6	401.8	411.3	416.3	421.4
Book value per common share	$45.78	$43.91	$44.26	$43.78	$45.27
Per common share impact of accumulated other comprehensive income [1]	$0.64	$(0.82)	$0.34	$0.45	$2.73
Book value per common share (excluding AOCI)	$45.14	$44.73	$43.92	$43.33	$42.54
Book value per diluted share	$44.90	$42.96	$43.32	$42.86	$44.13
Per diluted share impact of AOCI	$0.63	$(0.80)	$0.33	$0.45	$2.66
Book value per diluted share (excluding AOCI)	$44.27	$43.76	$42.99	$42.41	$41.47
Common shares outstanding and dilutive potential common shares	403.4	410.7	420.2	425.3	432.3
RETURN ON EQUITY ("ROE")
ROE - Net income (net income last 12 months to stockholders' equity including AOCI)	8.3%	9.3%	8.9%	8.8%	4.0%
ROE - Net income, excluding Talcott Resolution [2]	11.0%	12.0%	10.3%	11.3%	9.3%
ROE - Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	8.8%	9.2%	9.1%	9.6%	8.1%
ROE - Core earnings, excluding Talcott Resolution [2]	10.3%	10.9%	10.5%	11.9%	9.9%

[1]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[2]	ROE assumes debt and interest is attributed to Talcott Resolution consistent with the overall debt to capitalization ratios of the consolidated entity. For further information, see Appendix, page 32.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Core earnings (losses):
Commercial Lines	$249	$289	$216	$264	$234
Personal Lines	23	51	17	42	75
P&C Other Operations	19	18	18	(113)	20
Property & Casualty ("P&C")	$291	$358	$251	$193	$329
Group Benefits	48	40	47	56	52
Mutual Funds	20	20	22	22	22
Sub-total	359	418	320	271	403
Talcott Resolution	77	83	107	171	111
Corporate	(51)	(56)	(63)	(53)	(62)
CONSOLIDATED CORE EARNINGS	$385	$445	$364	$389	$452
Add: Unlock benefit (charge), after-tax	$9	$35	$(33)	$31	$19
Add: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings [1]	(96)	(90)	(30)	4	2
Add: Restructuring and other costs, after-tax	—	(3)	(2)	(2)	(6)
Add: Loss on extinguishment of debt, after-tax	—	—	—	(14)	—
Add: Net reinsurance gain on dispositions, after-tax	—	—	13	5	—
Add: Income tax benefit from reduction in valuation allowance [2]	25	34	60	—	—
Add: Income from discontinued operations, after-tax	—	—	9	—	—
Net income	$323	$421	$381	$413	$467

[1]	For further information, see Components of Net Realized Capital Gains (Losses), page 28.

[2]	For further information, see Corporate Income Statements footnote [1], page 24.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Earned premiums	$3,404	$3,460	$3,404	$3,391	$3,322
Fee income	426	463	448	469	459
Net investment income	696	695	730	796	809
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(27)	(41)	(42)	(13)	(12)
OTTI losses recognized in other comprehensive income	4	2	2	2	—
Net OTTI losses recognized in earnings	(23)	(39)	(40)	(11)	(12)
Other net realized capital gains (losses)	(132)	(87)	(4)	20	17
Total net realized capital gains (losses)	(155)	(126)	(44)	9	5
Other revenues	20	21	24	20	22
Total revenues	4,391	4,513	4,562	4,685	4,617
Benefits, losses and loss adjustment expenses	2,641	2,690	2,710	2,812	2,563
Amortization of DAC	374	290	434	391	387
Insurance operating costs and other expenses	909	943	971	910	948
Loss on extinguishment of debt	—	—	—	21	—
Reinsurance gain on disposition	—	—	(20)	(8)	—
Interest expense	86	86	88	89	94
Total benefits, losses and expenses	4,010	4,009	4,183	4,215	3,992
Income from continuing operations before income taxes	381	504	379	470	625
Income tax expense [1]	58	83	7	57	158
Income from continuing operations, after-tax	323	421	372	413	467
Income from discontinued operations, after-tax	—	—	9	—	—
Net income	$323	$421	$381	$413	$467

[1]
The three months ended March 31, 2016, December 31, 2015 and September 30, 2015 included a tax benefit of $25, $34 and $60, respectively, from the partial reduction of the deferred tax valuation allowance. For further information, see Corporate Income Statements footnote [1], page 24.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		TALCOTT RESOLUTION		CORPORATE		CONSOLIDATED
	Mar 31 2016	Dec 31 2015	Mar 31 2016	Dec 31 2015	Mar 31 2016	Dec 31 2015	Mar 31 2016	Dec 31 2015	Mar 31 2016	Dec 31 2015	Mar 31 2016	Dec 31 2015
Investments
Fixed maturities, available-for-sale, at fair value	$26,310	$25,671	$7,543	$7,405	$69	$57	$25,252	$24,692	$1,519	$1,371	$60,693	$59,196
Fixed maturities, at fair value using the fair value option	244	233	121	116	—	—	121	154	—	—	486	503
Equity securities, available-for-sale, at fair value	508	497	27	35	—	—	128	459	135	130	798	1,121
Mortgage loans	1,934	1,917	821	789	—	—	2,882	2,918	—	—	5,637	5,624
Policy loans, at outstanding balance	—	—	1	1	—	—	1,443	1,446	—	—	1,444	1,447
Limited partnerships and other alternative investments	1,344	1,490	193	193	—	—	1,117	1,191	—	—	2,654	2,874
Other investments	(218)	(172)	8	(8)	—	—	485	293	5	7	280	120
Short-term investments	494	581	151	167	151	147	636	588	486	360	1,918	1,843
Total investments	$30,616	$30,217	$8,865	$8,698	$220	$204	$32,064	$31,741	$2,145	$1,868	$73,910	$72,728
Cash	152	128	19	14	—	1	307	305	1	—	479	448
Premiums receivable and agents’ balances	3,336	3,275	269	261	—	—	—	1	—	—	3,605	3,537
Reinsurance recoverables	2,451	2,515	593	596	—	—	20,081	20,078	—	—	23,125	23,189
DAC	591	590	41	35	11	11	1,051	1,180	—	—	1,694	1,816
Deferred income taxes	199	367	(174)	(131)	4	4	1,257	1,335	1,582	1,631	2,868	3,206
Goodwill	119	119	—	—	149	149	—	—	230	230	498	498
Property and equipment, net	857	835	55	55	1	1	73	74	9	9	995	974
Other assets	1,207	1,051	177	138	76	79	429	482	69	79	1,958	1,829
Separate account assets [1]	—	—	—	—	—	—	118,361	120,123	—	—	118,361	120,123
Total assets	$39,528	$39,097	$9,845	$9,666	$461	$449	$173,623	$175,319	$4,036	$3,817	$227,493	$228,348
Future policy benefits, unpaid losses and loss adjustment expenses	21,823	21,825	6,372	6,379	—	—	13,647	13,368	—	$—	$41,842	$41,572
Other policyholder funds and benefits payable	—	—	499	495	—	—	31,026	31,175	—	—	31,525	31,670
Unearned premiums	5,348	5,233	40	43	—	—	109	109	—	—	5,497	5,385
Debt	—	—	—	—	—	—	142	143	5,181	5,216	5,323	5,359
Other liabilities	1,131	1,171	437	307	156	148	1,967	1,786	3,142	3,185	6,833	6,597
Separate account liabilities	—	—	—	—	—	—	118,361	120,123	—	—	118,361	120,123
Total liabilities	$28,302	$28,229	$7,348	$7,224	$156	$148	$165,252	$166,704	$8,323	$8,401	$209,381	$210,706
Common equity, excluding AOCI	10,414	10,342	2,211	2,219	305	301	7,571	8,032	(2,643)	(2,923)	17,858	17,971
AOCI, after-tax	812	526	286	223	—	—	800	583	(1,644)	(1,661)	254	(329)
Total stockholders’ equity	11,226	10,868	2,497	2,442	305	301	8,371	8,615	(4,287)	(4,584)	18,112	17,642
Total liabilities and equity	$39,528	$39,097	$9,845	$9,666	$461	$449	$173,623	$175,319	$4,036	$3,817	$227,493	$228,348

[1]	Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
DEBT
Short-term debt	$690	$275	$167	$167	$167
Senior notes	3,550	3,984	4,259	4,258	4,553
Junior subordinated debentures	1,083	1,100	1,100	1,100	1,100
Total debt	$5,323	$5,359	$5,526	$5,525	$5,820
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$17,858	$17,971	$18,064	$18,039	$17,927
AOCI	254	(329)	140	188	1,150
Total stockholders’ equity	$18,112	$17,642	$18,204	$18,227	$19,077
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$23,435	$23,001	$23,730	$23,752	$24,897
Total capitalization, excluding AOCI, after-tax	$23,181	$23,330	$23,590	$23,564	$23,747
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	22.7%	23.3%	23.3%	23.3%	23.4%
Total debt to capitalization, excluding AOCI	23.0%	23.0%	23.4%	23.4%	24.5%
Total rating agency adjusted debt to capitalization [1] [2]	26.4%	27.0%	26.9%	26.9%	26.9%
ANNUAL FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges (after interest credited to contractholders) [3]		2.9:1
Total earnings to total fixed charges (before interest credited to contractholders) [4]		6.1:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.5 billion, $1.5 billion, $1.6 billion, $1.6 billion, $1.6 billion for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures.

[3]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes, total fixed charges and interest credited to contractholders, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest, amortization of debt issuance costs and interest credited to contractholders. Interest credited to contractholders includes interest credited on general account assets and interest credited on consumer notes.

[4]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
MARCH 31, 2016

	P&C	GROUP BENEFITS	TALCOTT RESOLUTION
U.S. statutory net income [1]	$345	$59	$77
U.S. statutory capital and surplus	$8,772	$1,606	$4,478
U.S. GAAP adjustments:
DAC	591	41	1,051
Non-admitted deferred tax assets [2]	260	68	1,484
Deferred taxes [3]	(1,142)	(375)	(838)
Goodwill	119	—	—
Non-admitted assets other than deferred taxes	647	69	22
Asset valuation and interest maintenance reserve	—	190	483
Benefit reserves	(21)	215	69
Unrealized gains on investments	1,207	442	1,265
Other, net	793	241	357
U.S. GAAP stockholders’ equity	$11,226	$2,497	$8,371

[1]	Statutory net income is for the three months ended March 31, 2016.

[2]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[3]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Fixed maturities net unrealized gain	$1,780	$1,281	$1,571	$1,636	$2,565
Equities net unrealized gain (loss)	21	(2)	(8)	21	13
OTTI losses recognized in AOCI	(15)	(7)	(4)	(7)	(8)
Net gain on cash flow hedging instruments	184	130	170	122	177
Total net unrealized gain	$1,970	$1,402	$1,729	$1,772	$2,747
Foreign currency translation adjustments	(49)	(55)	(38)	(24)	(28)
Pension and other postretirement adjustment	(1,667)	(1,676)	(1,551)	(1,560)	(1,569)
Total AOCI	$254	$(329)	$140	$188	$1,150

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
UNDERWRITING RESULTS
Written premiums	$2,679	$2,576	$2,674	$2,667	$2,661
Change in unearned premium reserve	81	(91)	49	78	126
Earned premiums	2,598	2,667	2,625	2,589	2,535
Losses and loss adjustment expenses
Current accident year before catastrophes	1,545	1,610	1,634	1,525	1,546
Current accident year catastrophes	91	34	76	139	83
Prior accident year development	33	(5)	37	220	(2)
Total losses and loss adjustment expenses	1,669	1,639	1,747	1,884	1,627
Amortization of DAC	331	330	329	327	324
Underwriting expenses	456	469	474	446	449
Dividends to policyholders	4	4	4	4	5
Underwriting gain (loss)	138	225	71	(72)	130
Net investment income	272	270	267	307	327
Net realized capital gains (losses)	(41)	10	(16)	(6)	13
Net servicing and other income	7	7	8	27	6
Income from continuing operations before income taxes	376	512	330	256	476
Income tax expense	111	149	91	67	137
Income from continuing operations, after-tax	265	363	239	189	339
Income from discontinued operations, after-tax	—	—	7	—	—
Net income	265	363	246	189	339
Less: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	(26)	5	(12)	(4)	10
Less: Income from discontinued operations, after-tax	—	—	7	—	—
Core earnings	$291	$358	$251	$193	$329
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	11.1%	12.5%	12.4%	13.5%	11.5%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	12.7%	13.5%	13.4%	14.4%	12.4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
UNDERWRITING GAIN (LOSS)	$138	$225	$71	$(72)	$130
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.5	60.4	62.2	58.9	61.0
Current accident year catastrophes	3.5	1.3	2.9	5.4	3.3
Prior accident year development [1] [2]	1.3	(0.2)	1.4	8.5	(0.1)
Total losses and loss adjustment expenses	64.2	61.5	66.6	72.8	64.2
Expenses	30.3	30.0	30.6	29.9	30.5
Policyholder dividends	0.2	0.1	0.2	0.2	0.2
Combined ratio	94.7	91.6	97.3	102.8	94.9
Current accident year catastrophes and prior year development	4.8	1.1	4.3	13.9	3.2
Combined ratio before catastrophes and prior year development	89.9	90.5	93.0	88.9	91.7

[1]	Included 7.6 point unfavorable impact related to asbestos and environmental prior accident year loss reserve development in the three months ended June 30, 2015.

[2]	Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Auto liability [a]	$74	$1	$23	$5	$25
Homeowners	(6)	—	2	6	1
Professional and general liability [b]	(1)	2	3	(3)	(30)
Package business [b]	45	20	3	4	1
Net asbestos reserves	—	—	—	146	—
Net environmental reserves	—	—	—	52	3
Workers’ compensation [b]	(79)	(37)	—	—	—
Workers' compensation discount accretion	7	7	7	7	8
Catastrophes	(7)	(1)	1	—	(18)
Other reserve re-estimates, net	—	3	(2)	3	8
Total prior accident year development	$33	$(5)	$37	$220	$(2)

[a]	For further information related to Personal Lines prior accident year development, refer to footnote [1], page 13.

[b]	For further information related to Commercial Lines prior accident year development, refer to footnote [1], page 10.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
UNDERWRITING RESULTS
Written premiums	$1,726	$1,609	$1,639	$1,655	$1,722
Change in unearned premium reserve	103	(49)	(8)	32	139
Earned premiums	1,623	1,658	1,647	1,623	1,583
Losses and loss adjustment expenses
Current accident year before catastrophes	913	923	952	909	928
Current accident year catastrophes	44	13	8	42	58
Prior accident year development [1]	(20)	(16)	50	21	(2)
Total losses and loss adjustment expenses	937	920	1,010	972	984
Amortization of DAC	242	241	239	237	234
Underwriting expenses	295	295	304	284	295
Dividends to policyholders	4	4	4	4	5
Underwriting gain	$145	$198	$90	$126	$65

[1]	Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Auto liability	$9	$2	$30	$5	$25
Professional liability [a]	(33)	(13)	(6)	—	(17)
Package business [b]	45	20	3	4	1
General liability [c]	32	15	9	(3)	(13)
Workers’ compensation [d][e]	(79)	(37)	—	—	—
Workers' compensation discount accretion	7	7	7	7	8
Catastrophes	(2)	1	1	4	(6)
Other reserve re-estimates, net	1	(11)	6	4	—
Total prior accident year development	$(20)	$(16)	$50	$21	$(2)

[a]	Favorable reserve development for the three months ended March 31, 2016 for claims made years 2008-2013, primarily for large accounts, including on non-securities class action cases.

[b]	Unfavorable reserve development for the three months ended March 31, 2016 due to higher than expected emerged severity on small commercial liability claims, principally for accident years 2013-2015.

[c]
Unfavorable reserve development for the three months ended March 31, 2016 for accident years 2012-2015, primarily due to higher severity losses incurred on a class of business that insures service and maintenance contractors.

[d]	Favorable reserve development for the three months ended March 31, 2016 due to favorable frequency and, to a lesser extent, lower medical severity trends.

[e]	Favorable reserve development for the three months ended December 31, 2015 due to improved claim closure rates resulting in decrease in outstanding claims for permanently disabled claimants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
UNDERWRITING GAIN	$145	$198	$90	$126	$65
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	56.3	55.7	57.8	56.0	58.6
Current accident year catastrophes	2.7	0.8	0.5	2.6	3.7
Prior accident year development	(1.2)	(1.0)	3.0	1.3	(0.1)
Total losses and loss adjustment expenses	57.7	55.5	61.3	59.9	62.2
Expenses	33.1	32.3	33.0	32.1	33.4
Policyholder dividends	0.2	0.2	0.2	0.2	0.3
Combined ratio	91.1	88.1	94.5	92.2	95.9
Current accident year catastrophes and prior year development	1.5	(0.2)	3.5	3.9	3.6
Combined ratio before catastrophes and prior year development	89.6	88.2	91.0	88.4	92.4

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	89.4	85.3	88.0	89.2	93.9
Combined ratio before catastrophes	86.7	84.5	87.5	86.0	90.5
Combined ratio before catastrophes and prior year development	86.7	85.1	86.8	85.1	89.6
MIDDLE MARKET
Combined ratio	98.3	93.3	102.5	94.5	98.9
Combined ratio before catastrophes	94.9	91.9	101.5	91.1	94.6
Combined ratio before catastrophes and prior year development	92.0	89.0	93.8	89.3	93.7
SPECIALTY COMMERCIAL
Combined ratio	76.5	83.9	81.5	100.4	94.5
Combined ratio before catastrophes	76.5	83.9	81.5	100.4	94.5
Combined ratio before catastrophes and prior year development	94.3	98.1	99.1	98.8	99.1

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
WRITTEN PREMIUMS
Small Commercial	$926	$793	$822	$867	$906
Middle Market	568	603	594	578	589
Specialty Commercial	222	204	215	200	219
National Accounts	101	93	95	82	100
Financial Products	60	62	64	60	61
Bond	44	46	50	49	46
Other Specialty	17	3	6	9	12
Other	10	9	8	10	8
Total	$1,726	$1,609	$1,639	$1,655	$1,722
EARNED PREMIUMS
Small Commercial	$839	$844	$839	$833	$810
Middle Market	574	600	590	583	566
Specialty Commercial	199	208	208	198	198
National Accounts	85	92	88	82	83
Financial Products	61	63	63	63	61
Bond	45	47	48	47	46
Other Specialty	8	6	9	6	8
Other	11	6	10	9	9
Total	$1,623	$1,658	$1,647	$1,623	$1,583

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$146	$133	$131	$141	$140
Middle Market	$103	$114	$117	$119	$124
Renewal Price Increases [1]
Standard Commercial Lines - Written	2%	2%	2%	3%	3%
Standard Commercial Lines - Earned	2%	3%	3%	4%	5%
Policy Count Retention
Small Commercial	84%	85%	84%	83%	85%
Middle Market [1] [2]	74%	81%	81%	81%	81%
Policies in Force (in thousands)
Small Commercial	1,245	1,254	1,230	1,239	1,211
Middle Market [1]	69	71	71	72	72

[1]	Excludes Middle Market specialty programs and livestock lines of business.

[2]
Policy count retention for the three months ended March 31, 2016 included the effect of transferring certain low premium policies from Middle Market to Small Commercial. Had the transfer not been made, Middle Market policy count retention would have been 79% for the three months ended March 31, 2016. The transfer of the policies did not have a significant impact on policy count retention in Small Commercial.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
UNDERWRITING RESULTS
Written premiums	$953	$936	$1,034	$1,009	$939
Change in unearned premium reserve	(22)	(42)	57	43	(13)
Earned premiums	975	978	977	966	952
Losses and loss adjustment expenses
Current accident year before catastrophes	632	662	682	616	618
Current accident year catastrophes	47	21	68	97	25
Prior accident year development [1]	52	(3)	(14)	—	(4)
Total losses and loss adjustment expenses	731	680	736	713	639
Amortization of DAC	89	89	90	90	90
Underwriting expenses	154	163	162	155	148
Underwriting gain (loss)	$1	$46	$(11)	$8	$75

[1]	Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Auto liability [a]	$65	$(1)	$(7)	$—	$—
Homeowners	(6)	—	2	6	1
Catastrophes	(5)	(2)	—	(4)	(12)
Other reserve re-estimates, net	(2)	—	(9)	(2)	7
Total prior accident year development	$52	$(3)	$(14)	$—	$(4)

[a]
Unfavorable reserve development for the three months ended March 31, 2016 is primarily due to higher than expected emerged bodily injury severity for accident years 2014 and 2015 and, for the third and fourth accident quarters of 2015, an increase in bodily injury frequency.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
UNDERWRITING GAIN (LOSS)	$1	$46	$(11)	$8	$75
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.8	67.7	69.8	63.8	64.9
Current accident year catastrophes	4.8	2.1	7.0	10.0	2.6
Prior accident year development	5.3	(0.3)	(1.4)	—	(0.4)
Total losses and loss adjustment expenses	75.0	69.5	75.3	73.8	67.1
Expenses	24.9	25.8	25.8	25.4	25.0
Combined ratio	99.9	95.3	101.1	99.2	92.1
Current accident year catastrophes and prior year development	10.1	1.8	5.6	10.0	2.2
Combined ratio before catastrophes and prior year development	89.7	93.5	95.6	89.1	89.9
PRODUCT
Automobile
Combined ratio	106.6	103.5	100.4	98.3	95.4
Combined ratio before catastrophes and prior year development	96.2	102.9	101.6	96.6	94.6
Homeowners
Combined ratio	84.7	76.9	105.5	100.7	85.1
Combined ratio before catastrophes and prior year development	75.1	72.4	82.4	72.6	79.7

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$711	$675	$762	$744	$677
AARP Agency	92	98	95	89	87
Other Agency	136	151	163	163	161
Other	14	12	14	13	14
Total	$953	$936	$1,034	$1,009	$939
EARNED PREMIUMS
AARP Direct	$715	$712	$709	$698	$685
AARP Agency	92	92	88	87	81
Other Agency	153	160	165	169	173
Other	15	14	15	12	13
Total	$975	$978	$977	$966	$952
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$690	$655	$707	$688	$671
Homeowners	263	281	327	321	268
Total	$953	$936	$1,034	$1,009	$939
EARNED PREMIUMS
Automobile	$678	$677	$674	$665	$655
Homeowners	297	301	303	301	297
Total	$975	$978	$977	$966	$952
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$110	$114	$111	$96	$101
Homeowners	$23	$25	$29	$29	$27
Renewal Written Price Increases
Automobile	7%	6%	6%	6%	6%
Homeowners	9%	8%	8%	8%	8%
Renewal Earned Price Increases
Automobile	6%	6%	6%	6%	6%
Homeowners	8%	8%	8%	8%	8%
Policy Count Retention
Automobile	84%	84%	84%	84%	84%
Homeowners	84%	85%	85%	86%	85%
Premium Retention
Automobile	87%	87%	87%	87%	87%
Homeowners	90%	90%	90%	90%	90%
Policies in Force (in thousands)
Automobile	2,073	2,062	2,052	2,049	2,053
Homeowners	1,262	1,272	1,284	1,296	1,305

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
UNDERWRITING RESULTS
Written premiums	$—	$31	$1	$3	$—
Change in unearned premium reserve	—	—	—	3	—
Earned premiums	—	31	1	—	—
Losses and loss adjustment expenses
Current accident year	—	25	—	—	—
Prior accident year development [1]	1	14	1	199	4
Total losses and loss adjustment expenses	1	39	1	199	4
Underwriting expenses	7	11	8	7	6
Underwriting loss	$(8)	$(19)	$(8)	$(206)	$(10)

[1]	Unfavorable reserve development for the three months ended June 30, 2015 included $146 related to asbestos reserves, and $52 related to environmental reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Earned premiums	$778	$774	$752	$780	$763
Fee income	17	17	17	16	17
Net investment income	88	88	91	95	97
Net realized capital gains (losses)	2	(6)	(6)	2	(1)
Total revenues	885	873	854	893	876
Benefits, losses and loss adjustment expenses	618	620	591	618	598
Amortization of DAC	8	7	8	8	8
Insurance operating costs and other expenses	194	199	198	191	200
Total benefits, losses and expenses	820	826	797	817	806
Income before income taxes	65	47	57	76	70
Income tax expense	15	10	15	20	18
Net income	50	37	42	56	52
Less: Net realized capital gains (losses), after tax, excluded from core earnings	2	(3)	(5)	—	—
Core earnings	$48	$40	$47	$56	$52
Margin
Net income margin	5.7%	4.2%	4.9%	6.3%	5.9%
Core earnings margin	5.5%	4.6%	5.5%	6.3%	5.9%
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	8.3%	8.5%	9.2%	9.0%	9.1%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	10.2%	10.3%	10.8%	10.3%	10.4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
PREMIUMS
Fully insured ongoing premiums
Group disability	$352	$356	$344	$358	$354
Group life	369	371	364	376	365
Other	51	47	43	46	44
Total fully insured ongoing premiums	$772	$774	$751	$780	$763
Total buyouts [1]	6	—	1	—	—
Total premiums	778	774	752	780	763
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$84	$22	$24	$27	$123
Group life	149	20	33	28	148
Other	33	6	4	3	29
Total fully insured ongoing sales	266	48	61	58	300
Total buyouts [1]	6	—	1	—	—
Total sales	272	48	62	58	300
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	82.4%	82.9%	80.9%	80.8%	81.8%
Group life loss ratio	73.8%	76.0%	73.4%	76.2%	73.2%
Total loss ratio	77.6%	78.4%	76.8%	77.6%	76.7%
Expense ratio	25.6%	26.0%	26.8%	25.0%	26.7%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Investment management fees	$135	$146	$149	$152	$147
Shareholder servicing fees	20	20	19	19	19
Other revenue	12	13	14	13	13
Total revenues	167	179	182	184	179
Sub-advisory	48	53	53	55	52
Employee compensation and benefits	24	25	23	25	25
Distribution and service	39	40	42	42	41
General, administrative and other	25	29	30	28	27
Total expenses	136	147	148	150	145
Income before income taxes	31	32	34	34	34
Income tax expense	11	12	12	12	12
Net income	$20	$20	$22	$22	$22
Core earnings	$20	$20	$22	$22	$22
Average Total Mutual Funds segment AUM	$91,188	$90,503	$92,350	$95,797	$94,778
Return on assets (bps, after-tax) [1]
Net income	8.8	8.8	9.5	9.2	9.3
Core earnings	8.8	8.8	9.5	9.2	9.3
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	35.5%	37.4%	39.8%	40.3%	40.4%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	35.8%	37.5%	41.9%	42.5%	42.7%

[1]	Represents annualized earnings divided by average assets under management, as measured in basis points.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Equity
Beginning balance	$47,369	$44,318	$47,841	$47,131	$45,221
Sales	3,069	2,863	2,746	2,367	2,583
Redemptions	(2,853)	(2,134)	(2,105)	(2,145)	(2,307)
Net flows	216	729	641	222	276
Change in market value and other	(1,130)	2,322	(4,164)	488	1,634
Ending balance	$46,455	$47,369	$44,318	$47,841	$47,131
Fixed Income
Beginning balance	$12,625	$13,443	$13,844	$14,267	$14,046
Sales	918	988	878	883	1,240
Redemptions	(1,432)	(1,549)	(1,166)	(1,084)	(1,338)
Net flows	(514)	(561)	(288)	(201)	(98)
Change in market value and other	278	(257)	(113)	(222)	319
Ending balance	$12,389	$12,625	$13,443	$13,844	$14,267
Multi-Strategy Investments [1]
Beginning balance	$14,419	$13,784	$14,566	$14,298	$13,768
Sales	712	785	568	739	887
Redemptions	(600)	(548)	(614)	(510)	(536)
Net flows	112	237	(46)	229	351
Change in market value and other	244	398	(736)	39	179
Ending balance	$14,775	$14,419	$13,784	$14,566	$14,298
Mutual Fund AUM
Beginning balance	$74,413	$71,545	$76,251	$75,696	$73,035
Sales	4,699	4,636	4,192	3,989	4,710
Redemptions	(4,885)	(4,231)	(3,885)	(3,739)	(4,181)
Net flows	(186)	405	307	250	529
Change in market value and other	(608)	2,463	(5,013)	305	2,132
Ending balance	$73,619	$74,413	$71,545	$76,251	$75,696
Talcott Resolution AUM [2]	$16,795	$17,549	$17,498	$19,406	$20,240
Total Mutual Funds segment AUM	$90,414	$91,962	$89,043	$95,657	$95,936

[1]	Includes balanced, allocation, and alternative investment products.
[2] Talcott Resolution AUM consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
NET INCOME
Individual Annuity	$39	$7	$47	$141	$89
Institutional and other	(22)	21	27	76	22
Talcott Resolution net income	17	28	74	217	111
Less: Unlock benefit (charge), after-tax	9	35	(33)	31	19
Less: Net realized gains (losses) and other, after-tax and DAC, excluded from core earnings	(69)	(90)	(15)	10	(19)
Less: Net reinsurance gain on dispositions, after-tax	—	—	13	5	—
Less: Income from discontinued operations, after-tax	—	—	2	—	—
Talcott Resolution core earnings	$77	$83	$107	$171	$111
CORE EARNINGS
Individual Annuity	$61	$70	$83	$134	$83
Institutional and other	16	13	24	37	28
Talcott Resolution core earnings	$77	$83	$107	$171	$111
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	3.7%	4.9%	6.5%	5.2%	(4.1)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	6.0%	6.2%	6.4%	5.9%	5.0%
CORE EARNINGS - RETURN ON ASSETS (bps, after tax) [1]	47.4	53.3	60.0	90.8	54.5

[1]	Represents Individual Annuity annualized earnings divided by a two-point average of assets under management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
FULL SURRENDER RATES [1]
Variable Annuity	6.7%	8.3%	9.1%	9.9%	10.9%
Fixed Annuity and Other	4.4%	8.6%	12.1%	7.3%	6.2%
CONTRACT COUNTS (in thousands)
Variable Annuity	587	603	618	634	653
Fixed Annuity and Other	127	128	130	134	137

[1]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF:
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	2,060	2,044	1,920	2,063	2,068
Total account value with guaranteed minimum death benefits (“GMDB”)	$42,500	$44,245	$44,464	$49,359	$51,500
Gross net amount at risk ("NAR")	4,262	4,198	5,027	3,719	3,683
NAR reinsured	73%	74%	70%	79%	80%
Contracts in the Money [3]	56%	55%	60%	33%	20%
% In the Money [3] [4]	9%	9%	11%	10%	16%
Retained NAR [2]	1,149	1,105	1,513	784	733
Net GAAP liability for GMDB benefits	184	190	193	184	183

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$19,384	$20,194	$20,441	$22,816	$23,995
Gross NAR	267	248	306	168	152
NAR reinsured	34%	33%	31%	31%	28%
Contracts in the Money [3]	11%	11%	13%	7%	6%
% In the Money [3] [4]	10%	9%	9%	11%	12%
Retained NAR [2]	177	167	212	116	109
Net GAAP liability (asset) for non-lifetime GMWB benefits	254	174	194	54	99
Net GAAP liability for lifetime GMWB benefits	150	149	108	105	140
[2] Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.
[3] Excludes contracts that are fully reinsured.
[4] For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
VARIABLE ANNUITY
Beginning balance	$44,245	$44,464	$49,359	$51,500	$52,861
Deposits	42	45	43	52	49
Partial withdrawals	(410)	(517)	(432)	(487)	(498)
Full surrenders	(728)	(920)	(1,065)	(1,250)	(1,426)
Death benefits/annuitizations/other [1]	(370)	(356)	(361)	(394)	(421)
Net flows	(1,466)	(1,748)	(1,815)	(2,079)	(2,296)
Change in market value/change in reserve/interest credited and other	(279)	1,529	(3,080)	(62)	935
Ending balance	$42,500	$44,245	$44,464	$49,359	$51,500
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$8,109	$8,272	$8,516	$8,666	$8,748
Surrenders	(76)	(147)	(189)	(122)	(108)
Death benefits/annuitizations/other [1]	(86)	(102)	(85)	(92)	(82)
Transfers	—	(1)	(1)	(3)	36
Net flows	(162)	(250)	(275)	(217)	(154)
Change in market value/change in reserve/interest credited and other	67	87	31	67	72
Ending balance	$8,014	$8,109	$8,272	$8,516	$8,666
TOTAL INDIVIDUAL ANNUITY
Beginning balance	$52,354	$52,736	$57,875	$60,166	$61,609
Deposits	42	45	43	52	49
Surrenders	(1,214)	(1,584)	(1,686)	(1,859)	(2,032)
Death benefits/annuitizations/other [1]	(456)	(458)	(446)	(486)	(503)
Transfers	—	(1)	(1)	(3)	36
Net flows	(1,628)	(1,998)	(2,090)	(2,296)	(2,450)
Change in market value/change in reserve/interest credited and other	(212)	1,616	(3,049)	5	1,007
Ending balance	$50,514	$52,354	$52,736	$57,875	$60,166

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Fee income	$1	$2	$1	$3	$2
Net investment income	11	5	5	4	3
Net realized capital gains (losses)	(4)	(2)	(3)	2	18
Total revenues	8	5	3	9	23
Insurance operating costs and other expenses	6	6	9	11	7
Loss on extinguishment of debt	—	—	—	21	—
Interest expense	86	86	88	89	94
Restructuring and other costs	—	4	4	2	10
Total expenses	92	96	101	123	111
Loss before income taxes	(84)	(91)	(98)	(114)	(88)
Income tax benefit	(55)	(64)	(95)	(43)	(31)
Net loss	(29)	(27)	(3)	(71)	(57)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	(3)	(2)	2	(2)	11
Less: Restructuring and other costs, after tax	—	(3)	(2)	(2)	(6)
Less: Loss on extinguishment of debt, after tax	—	—	—	(14)	—
Less: Income tax benefit from reduction in valuation allowance [1]	25	34	60	—	—
Core losses	$(51)	$(56)	$(63)	$(53)	$(62)

[1]
Represents federal income tax benefit from the partial reduction of the deferred tax valuation allowance on capital loss carryovers due to taxable gains on the termination of certain derivatives during the period.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$488	$490	$497	$490	$485
Tax-exempt	107	108	111	113	115
Total fixed maturities	$595	$598	$608	$603	$600
Equity securities, available-for-sale	11	6	8	5	6
Mortgage loans	60	60	67	71	69
Policy loans	22	22	20	20	20
Limited partnerships and other alternative investments [2]	8	12	22	94	99
Other [3]	27	32	33	31	42
Subtotal	723	730	758	824	836
Investment expense	(27)	(35)	(28)	(28)	(27)
Total net investment income	$696	$695	$730	$796	$809
Annualized investment yield, before tax [4]	4.0%	3.9%	4.1%	4.5%	4.5%
Annualized limited partnerships and other alternative investment yield, before tax [4]	1.2%	1.5%	2.9%	12.9%	13.7%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.1%	4.1%	4.2%	4.1%	4.1%
Annualized investment yield, after-tax [4]	2.8%	2.8%	2.8%	3.1%	3.1%
Average reinvestment rate [5]	3.8%	3.4%	3.7%	3.5%	3.1%
Average sales/maturities yield [6]	4.3%	3.4%	3.9%	3.6%	4.1%
Portfolio duration (in years) [7]	5.8	5.5	5.4	5.5	5.4

[1]	Includes income on short-term bonds.

[2]
Limited partnerships include hedge funds and fund of funds; alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships and limited liability companies.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$169	$164	$157	$161	$165
Tax-exempt	84	84	86	88	90
Total fixed maturities	$253	$248	$243	$249	$255
Equity securities, available-for-sale	4	3	4	3	2
Mortgage loans	19	19	20	19	18
Limited partnerships and other alternative investments [2]	6	9	5	39	53
Other [3]	2	5	5	8	10
Subtotal	284	284	277	318	338
Investment expense	(12)	(14)	(10)	(11)	(11)
Total net investment income	$272	$270	$267	$307	$327
Annualized investment yield, before tax [4]	3.7%	3.7%	3.6%	4.2%	4.5%
Annualized limited partnerships and other alternative investment yield, before tax [4]	1.7%	2.2%	1.3%	10.1%	14.1%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.8%	3.7%	3.7%	3.9%	4.0%
Annualized investment yield, after-tax [4]	2.7%	2.8%	2.7%	3.1%	3.3%
Average reinvestment rate [5]	3.8%	3.6%	3.8%	3.7%	3.4%
Average sales/maturities yield [6]	4.5%	3.4%	4.2%	4.1%	4.3%
Portfolio duration (in years) [7]	5.2	5.0	4.9	5.0	4.8
Footnotes [1] through [7] are explained on page 25.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED
Net Investment Income by Segment	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Net Investment Income
Commercial Lines	$209	$206	$208	$239	$257
Personal Lines	31	30	29	34	35
P&C Other Operations	32	34	30	34	35
Total Property & Casualty	$272	$270	$267	$307	$327
Group Benefits	88	88	91	95	97
Mutual Funds	—	1	—	—	—
Talcott Resolution	325	331	367	390	382
Corporate	11	5	5	4	3
Total net investment income by segment	$696	$695	$730	$796	$809
	THREE MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Total Property & Casualty	$6	$9	$5	$39	$53
Group Benefits	3	2	8	8	6
Talcott Resolution	(1)	1	9	47	40
Total net investment income from limited partnerships and other alternative investments [1]	$8	$12	$22	$94	$99
[1] Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Net Realized Capital Gains (Losses)
Gross gains on sales	$90	$59	$83	$121	$197
Gross losses on sales	(108)	(72)	(73)	(112)	(148)
Net impairment losses	(23)	(39)	(40)	(11)	(12)
Valuation allowances on mortgage loans	—	(3)	1	—	(3)
Periodic net coupon settlements on credit derivatives	—	3	3	4	1
Results of variable annuity hedge program
GMWB derivatives, net	(17)	(52)	(32)	(4)	1
Macro hedge	(14)	(70)	51	(23)	(4)
Total results of variable annuity hedge program	(31)	(122)	19	(27)	(3)
Other net gains (losses) [1]	(83)	48	(37)	34	(27)
Total net realized capital gains (losses)	$(155)	$(126)	$(44)	$9	$5
Less: Realized gains, included in core earnings, before tax	—	4	4	4	2
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	(155)	(130)	(48)	5	3
Less: Impacts of DAC	(7)	5	1	(1)	—
Less: Impacts of tax	(52)	(45)	(19)	2	1
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(96)	$(90)	$(30)	$4	$2

[1]	Primarily consists of changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and the fixed payout annuity hedge.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Mar 31 2016		Dec 31 2015		Sept 30 2015		Jun 30 2015		Mar 31 2015
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$73,910	100.0%	$72,728	100.0%	$74,405	100.0%	$74,440	100.0%	$76,576	100.0%
Asset-backed securities	$2,665	4.4%	$2,499	4.2%	$2,716	4.6%	$2,890	4.9%	$3,004	5.0%
Collateralized debt obligations	3,107	5.1%	3,038	5.1%	3,031	5.1%	3,218	5.4%	2,982	4.9%
Commercial mortgage-backed securities	5,224	8.6%	4,717	8.0%	4,542	7.7%	4,664	7.9%	4,652	7.7%
Corporate	27,297	45.0%	26,802	45.3%	26,772	45.3%	26,610	45.1%	27,119	44.7%
Foreign government/government agencies	1,189	2.0%	1,308	2.2%	1,255	2.1%	1,313	2.2%	1,365	2.3%
Municipal	12,303	20.3%	12,121	20.5%	12,211	20.7%	12,298	20.8%	12,842	21.2%
Residential mortgage-backed securities	4,338	7.1%	4,046	6.8%	3,859	6.5%	3,969	6.7%	4,078	6.7%
U.S. Treasuries	4,570	7.5%	4,665	7.9%	4,723	8.0%	4,166	7.0%	4,513	7.5%
Total fixed maturities, available-for-sale	$60,693	100.0%	$59,196	100.0%	$59,109	100.0%	$59,128	100.0%	$60,555	100.0%
U.S. government/government agencies	$8,316	13.7%	$8,179	13.8%	$8,167	13.8%	$7,694	13.0%	$8,214	13.6%
AAA	7,771	12.8%	7,195	12.2%	7,444	12.6%	7,675	13.0%	8,100	13.4%
AA	10,726	17.7%	10,584	17.9%	10,400	17.6%	10,298	17.4%	10,020	16.5%
A	15,631	25.7%	15,128	25.5%	15,687	26.5%	16,265	27.5%	16,973	28.0%
BBB	14,968	24.7%	14,918	25.2%	14,215	24.1%	13,952	23.6%	13,946	23.0%
BB	2,123	3.5%	1,983	3.3%	1,881	3.2%	1,767	3.0%	1,784	3.0%
B	967	1.6%	1,034	1.8%	1,110	1.9%	1,235	2.1%	1,190	2.0%
CCC	131	0.2%	116	0.2%	141	0.2%	184	0.3%	256	0.4%
CC & below	60	0.1%	59	0.1%	64	0.1%	58	0.1%	72	0.1%
Total fixed maturities, available-for-sale	$60,693	100.0%	$59,196	100.0%	$59,109	100.0%	$59,128	100.0%	$60,555	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
MARCH 31, 2016

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate and Equity, Exposures by Sector, Available-for-sale
Financial services	$6,139	$6,365	8.6%
Utilities	4,636	5,000	6.8%
Consumer non-cyclical	3,891	4,203	5.7%
Technology and communications	3,595	3,892	5.3%
Energy [1]	2,070	2,095	2.8%
Consumer cyclical	1,910	2,012	2.7%
Capital goods	1,729	1,869	2.5%
Basic industry	1,117	1,171	1.6%
Transportation	890	946	1.3%
Other	613	636	0.9%
Total	$26,590	$28,189	38.2%
Top Ten Exposures by Issuer [2]
Morgan Stanley	$306	$315	0.4%
State of California	275	312	0.4%
JP Morgan Chase & Co.	289	299	0.4%
Verizon Communications Inc.	260	294	0.4%
Bank of America Corp.	260	265	0.4%
Commonwealth of Massachusetts	232	263	0.4%
New York State Dormitory Authority	223	246	0.3%
Goldman Sachs Group Inc.	208	220	0.3%
Wells Fargo & Company	229	219	0.3%
American Electric Power Company Inc.	206	215	0.3%
Total	$2,488	$2,648	3.6%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets, and is separated into two distinct asset categories referred to as Mutual Fund funds and Talcott funds. Mutual Fund funds are sold primarily through retail, bank trust and registered investment advisor channels. Talcott funds represents those assets held in separate accounts supporting the Company's legacy variable insurance products.
Talcott Resolution is comprised of the runoff of the Company's U.S. annuity and institutional and private-placement life insurance businesses, and the retained Japan fixed payout annuity liabilities.
Corporate includes the Company's capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written and earned price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, pension settlements, loss on extinguishment of debt, reinsurance gains and losses from disposal of businesses, income tax benefit from reduction in deferred income tax valuation allowance, discontinued operations, and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after-tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable U.S. GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income (loss) is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.

Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share, excluding AOCI, to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, is set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). ROE - Core earnings is calculated based on non-GAAP financial measures. ROE - Core earnings is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. ROE - Net income is the most directly comparable U.S. GAAP measure. ROE - Net income is calculated by dividing (a) net income for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, excluding Talcott Resolution represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity.
The Company excludes AOCI in the calculation of ROE, core earnings to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
Written premium is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's Commercial Lines and Personal Lines operations. Because written premium represents the amount of premiums charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premium, the most directly comparable U.S. GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premium and earned premium is attributable to the change in unearned premium reserves. A reconciliation of written premium to earned premium for Commercial Lines and Personal Lines is set forth on pages 11 and 14, respectively.
The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. A reconciliation of underwriting gain (loss) to net income for the Company's P&C businesses is set forth on page 9.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
Combined ratio before catastrophes and prior accident year development ("PYD") (also referred to as Current Accident Year ("CAY") combined ratio before catastrophes) is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. The combined ratio before catastrophes and PYD represents the combined ratio for the current accident year, excluding the impact of current accident year catastrophes. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the combined ratio before catastrophes and PYD for Commercial Lines and Personal Lines is set forth on pages 12 and 15, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues excluding buyouts and realized gains (losses). Net income margin (not presented herein) is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution (Individual Annuity) segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.